April 18, 2016

ULTIMUS MANAGERS TRUST

Lyrical U.S. Value Equity Fund
Lyrical U.S. Hedged Value Fund

Supplement to the Statutory and Summary Prospectus
Dated March 29, 2016

This supplement updates certain information contained in the Statutory Prospectus for Lyrical U.S. Value Equity Fund and Lyrical U.S. Hedged Value Fund (each a "Fund" and collectively the "Funds") and the Summary Prospectus for Lyrical U.S. Hedged Value Fund. For more information or to obtain a copy of the Funds' Prospectus or Statement of Additional Information (the "SAI"), free of charge, please contact the Funds at 1-888-884-8099.

The following changes are made in the section entitled "RISK/RETURN SUMMARY: LYRICAL U.S. HEDGED VALUE FUND" of the Statutory Prospectus.

The following replaces, in its entirety, the table entitled "Annual Fund Operating Expenses" on pages 9-10 of the Statutory Prospectus and page 1 of the Lyrical U.S. Hedged Value Fund Summary Prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional
	Class	Class
Management Fees	1.55%	1.55%
Distribution (12b-1) Fees	0.25%	None
Other Expenses:
Dividend expense on securities sold short	0.89%	0.89%
Brokerage expense on securities sold short	0.52%	0.52%
Other operating expenses	12.28%	11.80%
Total Other Expenses	13.69%	13.21%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	15.50%	14.77%
Less Management Fee Reductions
and/or Expense Reimbursements(2)	(12.08%)	(11.60%)
Total Annual Fund Operating Expense After Fee
Reductions and/or Expense Reimbursements(1)	3.42%	3.17%

(1)
"Total Annual Fund Operating Expenses" and "Total Annual Fund Operating Expenses After Fee Waivers and/or Expenses Reimbursement" will not correlate to the ratios of expenses to the average net assets in the Fund's Financial Highlights, which reflect the operating expenses of the Fund and do not include "Acquired Fund Fees and Expenses."

(2)	Lyrical Asset Management LP (the "Adviser") has contractually agreed, until March 31, 2017, to reduce Management Fees and reimburse Other Expenses to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, borrowing costs such as interest and dividend expenses on securities sold short, interest, Acquired Fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund's business) to an amount not exceeding 2.00% and 1.75% of Investor Class shares and Institutional Class shares, respectively, average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of 3 years after such fees and expenses were incurred, provided that the repayments do not cause Total Annual Fund Operating Expenses to exceed the foregoing expense limitation. Prior to March 31, 2017, this agreement may not be modified or terminated without the approval of the Board of Trustees (the "Board"). This agreement will terminate automatically if the Fund's investment advisory agreement with the Adviser is terminated.

Investors should retain this supplement for future reference.

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